Exhibit 32.4

CERTIFICATION PURSUANT TO SECTION 1350
OF CHAPTER 63 OF TITLE 18 UNITED STATES CODE

In connection with the Annual Report on Form 10-K of Thermon Holding Corp. (the “Company”) for the fiscal year ended March 31, 2012 (the “Report”), I, Jay Peterson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company and its subsidiaries.

Date:  June 8, 2012

/s/ Jay Peterson
Name:	Jay Peterson
Title:	Chief Financial Officer and Senior Vice President, Finance